                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             May 10, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            -----------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   May 12, 2021

2.  RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             May 10, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   May 12, 2021

3.  ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor
                                    Islands, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring             May 10, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or           AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting
                                    Person

Signature:                          By:     /s/ Edward S. Lampert
                                            ---------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   May 12, 2021